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                                                                 EXHIBIT 10(xx)


                             STOCK OPTION AGREEMENT

        THIS AGREEMENT (the "Agreement"), dated as of May 22, 2000 is made by and between Novametrix Medical Systems Inc., a Delaware corporation (the "Company"), and Thomas M. Patton (the "Optionee"), an employee of the Company.

               WHEREAS, the Optionee and the Company have entered into an employment agreement, the terms and provisions of which are hereby incorporated herein by reference, which provides for the grant of a stock option to the Optionee; and

               WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase 375,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock") pursuant to such stock option; and

               WHEREAS, the Company's Board of Directors has determined that it would be to the advantage and in the best interests of the Company and its stockholders to grant to the Optionee such stock option to purchase Common Stock as an incentive for increased efforts during the Optionee's term of office with the Company and has advised the Company thereof and instructed it to issue such stock option.

               NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               "Cause" shall have the meaning set forth in Section 1(d) of the Employment Agreement.

               "Change in Control" shall have the meaning set forth in Section 1(e) of the Employment Agreement.

               "Constructive Termination Without Cause" shall have the meaning set forth in Section 1(g) of the Employment Agreement.



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               "Disability" shall have the meaning set forth in Section 1(h) of the Employment Agreement.

               "Employment Agreement" shall mean the Employment Agreement dated as of May 22, 2000 between the Optionee and the Company.

               "Code" shall mean the Internal Revenue Code of 1986, as amended.

               "Grant Date" shall mean May 22, 2000.

               "Special Termination" shall have the meaning set forth in Section 1(j) of the Employment Agreement.

               "Term" shall mean the ten-year period commencing on the Grant Date and terminating on the tenth anniversary of the Grant Date.

               "Termination for Cause" shall have the meaning set forth in
Section 10(c) of the Employment Agreement and shall not include any termination that constitutes a Constructive Termination Without Cause or a Special Termination.

               "Termination without Cause" shall have the meaning set forth in
Section 10(d) of the Employment Agreement.

               "Vest" shall mean to become exercisable as well as to become vested, subject to the terms of this Agreement.

                                   ARTICLE II

                                 GRANT OF OPTION

Section 2.1 -  Grant of Option

               On and as of the Grant Date, the Company irrevocably grants to the Optionee a non-qualified stock option to purchase all or any part of 375,000 shares of Common Stock (any such shares, the "Shares") upon the terms and conditions set forth herein (the "Option").

Section 2.2 - Exercise Price

               The exercise price shall be $6.3125 per Share without commission or other charge.

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Section 2.3 - Consideration to the Company; No Right to Employment

               In consideration of the Option grant, the Optionee agrees to render faithful and efficient service to the Company with such duties and responsibilities as the Company shall from time to time prescribe, all in accordance with the terms of the Employment Agreement. Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which rights hereby are expressly reserved, to terminate the Optionee's employment at any time for any reason whatsoever, with or without cause, subject to the terms of the Employment Agreement.

Section 2.4 - Adjustments in Option

               (a) General. In the event of a stock split, stock dividend, combination of shares or similar event or in the event the outstanding shares of Common Stock subject to the Option are, from time to time, changed into or exchanged for a different number or kind of shares of common stock or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, or otherwise, the Board of Directors of the Company shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which the Option, or portions thereof then unexercised, shall be exercisable and/or in the exercise price and/or other terms and conditions of this Option (including the prices per share of Common Stock set forth in Section 3.1 hereof), and/or shall promptly make appropriate provision(s) for supplemental payments of cash, securities, and/or other property, so as to avoid dilution or enlargement of the rights of the Optionee and of the economic opportunity and value represented by the Option. Any such adjustment made by the Board of Directors of the Company shall be final and binding, subject, however, to the provisions of Section 15 of the Employment Agreement which is incorporated herein by reference as provided in the Recitals hereto and in Section 5.9 below.

               (b) Roll-over Provisions. In the event of any merger, consolidation or other transaction (i) in which the Company is not the surviving entity or the Company becomes (directly or indirectly) a subsidiary of another entity and (ii) following which the surviving entity or any entity of which it is a subsidiary, or, if the Company survives as a subsidiary of another entity, then such other entity or any entity of which such other entity is a subsidiary, has publicly-traded equity securities issued and outstanding, the Company shall take such steps as are necessary to assure that the Optionee shall (at his election) be provided a replacement option that (x) is exercisable for publicly-traded equity securities of the surviving entity, or of an entity of which the Company or the surviving entity is a subsidiary, as the case may be, and (y) provides terms, conditions and economic opportunity (including, without limitation, an aggregate spread value) no less favorable to the Optionee than did the Option prior to such


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transaction.

               (b) Change in Control. In the event that holders of Common Stock receive cash, securities or other property in respect of their Common Stock in connection with a Change in Control transaction, the Company shall use its best efforts to enable the Optionee (if he so elects) to exercise the Option at a time and in a fashion that will entitle him to receive in exchange for any Common Stock thus acquired the same consideration as is received in such Change in Control transaction by other holders of Common Stock.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

Section 3.1 -  Vesting and Commencement of Exercisability

               Subject to the provisions of Section 3.2, the Option shall Vest and become exercisable as follows:

               (a) As to 150,000 shares, the Option shall Vest and become exercisable at the rate of 20% on each of the first five anniversaries of the Grant Date, provided that the Option shall Vest and become immediately exercisable with respect to such 150,000 shares on the date on which the average closing price of the Company's Common Stock for 60 trading days is at least equal to $12 per share as reported by the principal national securities exchange on which the Common Stock is traded.

               (b) As to another 150,000 shares, the Option shall Vest and become exercisable at the rate of 20% on each of the first five anniversaries of the Grant Date, provided that the Option shall Vest and become immediately exercisable with respect to such 150,000 shares on the date on which the average closing price of the Company's Common Stock for 60 trading days is at least equal to $15 per share as reported by the principal national securities exchange on which the Common Stock is traded.

               (c) As to another 75,000 shares, the Option shall Vest and become exercisable on November 22, 2009, provided that the Option shall Vest and become immediately exercisable with respect to such 75,000 shares on the date on which the average closing price for the Company's Common Stock for 60 trading days is at least equal to $20 per share as reported by the principal national securities exchange on which the Common Stock is traded.

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Section 3.2 - Acceleration of Exercisability; Forfeiture

               (a) To the extent not previously Vested, the Option shall become fully Vested and exercisable upon a Change in Control. To the extent not previously Vested, the Option shall be immediately forfeited in the event of a termination of the Optionee's employment for any reason, all as provided in the Employment Agreement.

               (b) To the extent Vested on the date of the Optionee's termination of employment, the Option shall continue to be exercisable by the Optionee or, in the event of his death, by his estate for the following periods (but not beyond the original ten-year term of the Option): (A) for the balance of the stated term of the Option in the event of such termination of employment by reason of death, Disability, termination by the Company Without Cause, Constructive Termination Without Cause or Special Termination or (B) until 30 days after termination of employment by the Company for Cause or voluntary resignation by the Optionee. In the event that the Optionee engages in Competition (within the meaning of Section 12 of the Employment Agreement) within the one-year period immediately following the termination of his employment with the Company for any reason, this Option shall be immediately forfeited to the extent not previously exercised.

                                   ARTICLE IV

                               EXERCISE OF OPTION

Section 4.1 - Person Eligible to Exercise

               During the Optionee's lifetime, subject to Section 5.1 hereof, only the Optionee may exercise the Option or any exercisable portion thereof. Subject to the preceding sentence, after the death of the Optionee and prior to the close of business on the Expiration Date, the Option or any exercisable portion thereof may be exercised by the Optionee's personal representative, or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution. The party entitled to exercise the Option shall be referred to herein as the "Exercising Party".

Section 4.2 - Partial Exercise

               Any exercisable portion of the Option may be exercised in whole or in part at any time prior to the close of business on the Expiration Date; provided, however, that any exercise shall be for whole shares only.

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Section 4.3 - Manner of Exercise

               (a) Notice in writing, signed by the Exercising Party, shall be delivered to the Company, stating the number of Shares with respect to which the Option is being exercised.

               (b) Full payment of the purchase price and resulting tax withholding liability shall be paid to the Company, which payment can be made in any combination of the following:

                    (i) Cash, wire transfer of immediately available funds or check payable to the Company, within five business days of exercise. This alternative can be used for either or both the purchase price and resulting tax withholding liability.

                   (ii) "Exchange" of Common Stock owned for at least six months prior to exercise with a total market value equal to or greater than the purchase price. This alternative can also be used for either or both the purchase price and resulting tax withholding liability.

                   (iii) Simultaneous exercise and sale through brokers from time to time designated by the Company;

                   (iv) Tendering Shares (reducing the number of Shares actually delivered through the exercise of the Option). This alternative can only be used to satisfy the resulting minimum tax withholding liability.

               (c) In the event the Exercising Party is not the Optionee, appropriate proof, in the sole judgment of the Company, of the right of such person to exercise the Option shall be delivered to the Company.

Section 4.4 - Shares to be Issued

               The Shares deliverable upon the exercise of the Option or any portion thereof, may be either previously authorized but unissued shares of Common Stock or issued shares that have been reacquired subsequently by the Company. When delivered to the Optionee, such shares shall be fully paid and nonassessable.

Section 4.5 - No Rights as Stockholder

               Neither the Optionee nor any Exercising Party shall be a stockholder of the Company or have any of the rights or privileges thereof in respect of any shares covered by the Option unless and until certificates representing such shares shall have been issued



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by the Company to such Optionee or other Exercising Party or such shares have been registered in the name of the Optionee or other Exercising Party on the Company's books.

Section 4.6 - Securities Registration; Securities Law Compliance

               (a) The Company represents that, as promptly as practicable following the filing by the Company with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for fiscal 2000, the Company shall effect the registration under the Securities Act of 1933 and under applicable state securities laws of all Shares to be issued upon exercise of the Option and shall continue such registration in effect after the Option is exercised. Upon issuance of any Share hereunder, the Optionee shall, if requested by the Company, make such representations and furnish such information as may reasonably be necessary to permit the Company to issue or transfer such Share in compliance with the provisions of applicable Federal and/or state securities laws.

               (b) Optionee understands and agrees that, prior to the registration of the Shares under the Securities Act of 1933 or under applicable state securities laws, the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that my be required by the Company or by state or federal securities laws:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION MAY BE EFFECTED WITHOUT SUCH REGISTRATION.

               (c) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its owns securities, it may make appropriate notations to the same effect in its own records.

               (d) In the event the Shares have not been registered under the Securities Act of 1933 at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form


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attached hereto as Exhibit I.

Section 4.7 - Deferral of Option Gains

               To the extent that such rights are provided to any other senior executive of the Company, the Optionee shall have the right to elect to defer any gains realized upon or in connection with the exercise of the Option.

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1 - Transferability of Option

        This Agreement and the Optionee's rights hereunder shall be transferable or assignable by the Optionee (i) by will or by the laws of descent and distribution, (ii) during his lifetime, by gratuitous transfers to immediate family members or to trusts for their benefit or (iii) pursuant to a Qualified Domestic Relations Order (as defined under the Code or Title I of the Employee Retirement Security Act of 1974, as amended, or the rules thereunder). As provided in Section 4.1, the Option may be exercised only by the Optionee or his guardian or legal representative (including any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution) or by a transferee to whom a transfer is made in accordance with the preceding sentence (a "Permitted Transferee"). For purposes of this Section 5, a "Permitted Transferee" shall be deemed to include a transferee from a Permitted Transferee under circumstances described in clauses (i) and (ii) above. Any Permitted Transferee shall have the same rights and obligations as the Optionee except that the rights with respect to transfers or assignments under this Section 5 shall be limited to Permitted Transferees referred to in clauses (i) and (ii) above.

Section 5.2 - Shares to be Reserved

               The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.3 - Notices

               Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company as follows: Novametrix Medical Systems Inc., Five Technology Drive, P.O. Box 690, Wallingford, CT 06492, Attention:
Chairman of the Board and Chief Executive Officer, with a copy to: Thomas M. Haythe, Esq., Law



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Offices of Thomas M. Haythe, 90 Park Avenue, 15th Floor, New York, NY 10016. Any
notice to be given to the Optionee shall be sent to the address set forth beneath his signature to this Agreement. By a notice given pursuant to this
Section 5.3, either party may hereafter designate a different address for notices. Any notice that is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 5.3. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, mailed by registered mail, return receipt requested, or sent by documented overnight delivery service.

Section 5.4 - Titles

               Titles are provided herein for convenience of reference only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.5 - Applicability of Plan, Employment Agreement

               This Agreement, the Option and any Shares issued hereunder shall be subject to all of the terms and provisions of the Employment Agreement. In the event of any conflict between this Agreement and the Employment Agreement, the terms of the Employment Agreement shall control.

Section 5.6 - Amendment; Waiver

               No provision of this Agreement may be amended or modified except by an instrument or instruments in writing signed by the parties hereto. Any party may waive compliance by another with any of the provisions of this Agreement, provided that (a) no waiver of any provision hereof shall be construed as a waiver of any other provision or subsequent breach and (b) any such waiver shall be in writing signed by the party waiving such compliance. The failure of any party hereto to enforce at any time any provision hereof shall not be construed to be a waiver of such provision, nor in any way to affect the validity hereof, or any part hereof, or the right of any party thereafter to enforce each and every such provision.

Section 5.7 - Governing Law

        To the extent not governed by the laws of the United States, including the Code, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to conflicts of law principles).

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Section 5.8 - Jurisdiction

               Subject to Section 5.9 hereof, the Company and the Optionee hereby irrevocably submit to the jurisdiction of any Connecticut or Delaware state court, or any Federal court in Connecticut or Delaware in any action or proceeding arising out of or relating to this Agreement, and the parties hereto irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined only in such courts. The Company and the Optionee hereby consent to and grant to any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of any process or other papers in the manner provided in Section 5.3 hereof, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

Section 5.9 - Resolution of Disputes

               Any disputes under this Agreement shall be resolved in accordance with Section 15 of the Employment Agreement, which shall be deemed incorporated herein in full.

Section 5.10 - Representations

        The Company represents and warrants that (a) it is fully authorized by action of its Board to enter into this Agreement and to perform its obligations hereunder, (b) the execution, delivery and performance of this Agreement by the Company does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan or corporate governance document of the Company, and (c) upon the execution and delivery of this Agreement by the Company and the Optionee, this Agreement shall be the valid and binding obligation of the Company, enforceable in accordance with its terms.





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               IN WITNESS WHEREOF, this Agreement has been executed and
delivered by the parties hereto on the date first set forth above.

                                    NOVAMETRIX MEDICAL SYSTEMS INC.




                                    By: /s/ William J. Lacourciere
                                       ---------------------------------------
                                            William J. Lacourciere
                                            Chairman of the Board and
                                            Chief Executive Officer




AGREED AND ACCEPTED BY:



/s/ Thomas M. Patton
-------------------------------
Thomas M. Patton, Optionee



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